Statements of Changes in Net Assets Available for Benefits - EBP 009 [Member] - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Contributions:
Participant	$ 31,790,254	$ 31,199,695
Rollover	1,035,921	1,358,074
Employer	16,606,618	16,541,538
Total Contributions	49,432,793	49,099,307
Investment Income:
Interest and dividends	13,012,445	7,035,486
Net appreciation in fair value of investments	101,990,671	83,780,727
Total Investment Income	115,003,116	90,816,213
Interest income on notes receivable from participants	1,273,830	1,049,136
TOTAL ADDITIONS	165,709,739	140,964,656
DEDUCTIONS:
Distributions to participants	77,113,492	91,275,547
Administrative fees	247,055	225,192
TOTAL DEDUCTIONS	77,360,547	91,500,739
INCREASE IN NET ASSETS AVAILABLE FOR BENEFITS	88,349,192	49,463,917
Beginning of Year	688,640,088	639,176,171
End of Year	$ 776,989,280	$ 688,640,088